UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 12, 2015
SanDisk Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-26734	77-0191793
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
951 SanDisk Drive, Milpitas, California 95035
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (408) 801-1000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On January 12, 2015, SanDisk Corporation (the “Registrant”) issued a press release to report certain preliminary financial results for its fourth quarter ended December 28, 2014.

The press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference. In addition to certain operating results presented in accordance with generally accepted accounting principles (GAAP), the attached press release contains a non-GAAP measure of operating results, which is adjusted from results based on GAAP to exclude certain expenses. This non-GAAP financial measure is provided to enhance the user’s overall understanding of the Registrant’s current financial performance and its prospects for the future. Specifically, the Registrant believes the non-GAAP financial measure provides useful information to both management and investors as this non-GAAP financial measure excludes certain expenses that the Registrant believes are not indicative of its core operating results and because they are consistent with the financial models and estimates published by many analysts who follow the Registrant. For example, because the non-GAAP financial measure excludes the expenses that the Registrant recorded for share-based compensation, inventory step-up expense and amortization of acquisition-related intangible assets related to acquisitions of Pliant Technology, Inc. in May 2011, FlashSoft Corporation in February 2012, Schooner Information Technology, Inc. in June 2012, SMART Storage Systems in August 2013 and Fusion-io, Inc. in July 2014, the Registrant believes the inclusion of the non-GAAP financial measure provides consistency in its financial reporting. This non-GAAP financial measure is one of the primary indicators that management uses for assessing the Registrant’s performance, allocating resources, and planning and forecasting future periods. Further, management uses non-GAAP information that excludes certain non-cash charges, such as amortization of acquisition-related intangible assets, inventory step-up expense and share-based compensation, as these non-GAAP charges do not reflect the cash operating results of the business or the ongoing results. This non-GAAP financial measure should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. This non-GAAP financial measure may be different than the non-GAAP measures used by other companies. A reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure is available on the Registrant’s website at www.sandisk.com/IR.

The contents of the website referred to above are not incorporated into this report or any filing of the Registrant, and the reference to the URL for such website is intended to be an inactive textual reference only. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to this or such filing. The information in this report, including the exhibit hereto, shall be deemed to be “furnished” and therefore shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Document
99.1	Press release of SanDisk Corporation dated January 12, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 12, 2015
SANDISK CORPORATION

		By:	/s/ Judy Bruner
		Name:	Judy Bruner
		Title:	Executive Vice President, Administration and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description of Document
99.1	Press release of SanDisk Corporation dated January 12, 2015.